Exhibit 99.1

RATTLER MIDSTREAM LP, A SUBSIDIARY OF DIAMONDBACK ENERGY, INC., REPORTS SECOND QUARTER 2019 FINANCIAL AND OPERATING RESULTS

MIDLAND, Texas, August 6, 2019 (GLOBE NEWSWIRE) -- Rattler Midstream LP (NASDAQ: RTLR) ("Rattler" or the “Company”), a subsidiary of Diamondback Energy, Inc. (NASDAQ: FANG) ("Diamondback"), today announced financial and operating results for the second quarter ended June 30, 2019.

HIGHLIGHTS

•	Q2 2019 consolidated net income (including non-controlling interest) of $46.7 million, consolidated adjusted EBITDA (as defined and reconciled below) of $66.6 million

•	Q2 2019 capital expenditures of $51.2 million; net cash position at quarter end

•	Q2 2019 average produced water volumes of 770 MBbl/d, up 8% over Q1 2019 and 256% over Q2 2018

•	Q2 2019 average fresh water volumes of 448 MBbl/d, up 27% over Q1 2019 and 104% over Q2 2018

•	Q2 2019 average crude oil gathering volumes of 78 MBbl/d, up 5% over Q1 2019 and 82% over Q2 2018

•	Q2 2019 average gas gathering volumes of 84 BBtu/d, up 39% over Q1 2019 and 154% over Q2 2018

•	Closed Initial Public Offering of 43.7 million common units on May 28, 2019

•
Announced participation in Wink to Webster Pipeline project with expected in service date of 1H 2021; expected capital outlay to be funded with a combination of cash on hand, cash flow from operations and borrowings under Rattler's revolving credit facility

“Rattler executed well in its first quarter as a public company.  All four midstream revenue streams grew in the second quarter, resulting in 11% quarter over quarter Adjusted EBITDA growth.  Rattler has been cash flow positive through the first two quarters of 2019 excluding pipeline equity investments.  Over the long term, Rattler expects to grow free cash flow per unit through top line growth based on our sponsor Diamondback’s long-term growth plans while controlling capital expenditures on a 'just-in-time' basis to meet these plans. This relationship, along with aligned incentives, differentiates the Rattler business model from the traditional midstream company and is expected to result in a higher return on capital and a growing distribution without the need for external capital to fund organic growth,” stated Travis Stice, Chief Executive Officer of Rattler’s general partner.

Mr. Stice continued, “Further, the commitment to the Wink to Webster Pipeline project illustrates the strategic relationship between Diamondback and Rattler, allowing Rattler to invest in a world-class project with blue chip companies due to Diamondback’s size and scale, while Diamondback adds Gulf Coast exposure through the Houston market to its crude marketing portfolio.”

OPERATIONS AND FINANCIAL UPDATE

During the second quarter of 2019, the Company recorded total operating income of $55.6 million and consolidated net income (including non-controlling interest) of $46.7 million. This represents an increase in total operating income of 11% over the first quarter of 2019 and 165% over the second quarter of 2018 and an increase in consolidated net income (including non-controlling interest) of 19% over the first quarter of 2019 and 202% over the second quarter of 2018.

Second quarter 2019 Adjusted EBITDA (as defined and reconciled below) was $66.6 million, up 11% from $60.1 million in Q1 2019 and 161% from $25.5 million in Q2 2018.

During the second quarter of 2019, average produced water volumes were 770 MBbl/d, up 8% over Q1 2019 and 256% over Q2 2018. Average fresh water volumes were 448 MBbl/d, up 27% over Q1 2019 and 104% over Q2 2018. Average oil gathering volumes were 78 MBbl/d, up 5% over Q1 2019 and 82% over Q2 2018. Average gas gathering volumes were 84 BBtu/d, up 39% over Q1 2019 and 154% over Q2 2018.

Second quarter capital expenditures totaled $51.2 million, and aggregate contributions to equity method long-haul pipeline joint ventures were $37.4 million.

As of June 30, 2019, the Company had a cash balance of $3.7 million and $599.0 million available under its $600.0 million revolving credit facility.

WINK TO WEBSTER PIPELINE JOINT VENTURE

On July 30, 2019, Rattler's subsidiary, Rattler Midstream Operating LLC, joined Wink to Webster Pipeline LLC as a member, together with affiliates of ExxonMobil, Plains All American Pipeline, Delek US, MPLX LP and Lotus Midstream. The joint venture is developing a crude oil pipeline with origin points at Wink and Midland in the Permian Basin for delivery to multiple Houston area locations. The project is expected to begin service in the first half of 2021. Rattler’s future capital contributions to the project are expected to be funded with a combination of cash on hand, cash flow from operations and borrowing under the Company’s $600.0 million revolving credit facility. Through the remainder of 2019, Rattler is expected to contribute less than $20 million to this project.

GUIDANCE UPDATE

Below is Rattler's guidance for the full year 2019.

Rattler Midstream LP

Rattler Volumes
Produced Water Gathering Volumes (MBbl/d)	750 - 800
Fresh Water Gathering Volumes (MBbl/d)	350 - 400
Oil Gathering Volumes (MBbl/d)	75 - 90
Gas Gathering Volumes (BBtu/d)	70 - 85

Financial Metrics ($ millions except per unit metrics)
Adjusted EBITDA	$245 - $265
Net Capex(a)	$225 - $250
Long-Haul Pipeline Contributions(b)	$245 - $255
Depreciation, Amortization & Accretion	$40 - $50
Annualized Distribution per Unit	$1.00

(a)	Excludes Long-Haul Pipeline Contributions

(b)	Includes contributions to Wink to Webster, EPIC and Gray Oak

CONFERENCE CALL

Rattler will host a conference call and webcast for investors and analysts to discuss its results for the second quarter of 2019 on Wednesday, August 7, 2019 at 10:00 a.m. CT. Participants should call (877) 288-2756
(United States/Canada) or (470) 495-9481 (International) and use the confirmation code 9124338. A telephonic replay will be available from 1:00 p.m. CT on Wednesday, August 7, 2019 through Wednesday, August 14, 2019 at 1:00 p.m. CT. To access the replay, call (855) 859-2056 (United States/Canada) or (404) 537-3406 (International) and enter confirmation code 9124338. A live broadcast of the earnings conference call will also be available via the internet at www.rattlermidstream.com under the “Investors” section of the site. A replay will also be available on the website following the call.

About Rattler Midstream LP

Rattler Midstream LP is a growth-oriented Delaware limited partnership formed in July 2018 by Diamondback Energy, Inc. to own, operate, develop and acquire midstream infrastructure assets in the Midland and Delaware Basins of the Permian Basin. Rattler provides crude oil, natural gas and water-related midstream services (including fresh water sourcing and transportation and saltwater gathering and disposal) to Diamondback under long-term, fixed-fee contracts. For more information, please visit www.rattlermidstream.com.

About Diamondback Energy, Inc.

Diamondback is an independent oil and natural gas company headquartered in Midland, Texas focused on the acquisition, development, exploration and exploitation of unconventional, onshore oil and natural gas reserves in the Permian Basin in West Texas. For more information, please visit www.diamondbackenergy.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the federal securities laws. All statements, other than historical facts, that address activities that Rattler assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including specifically the statements regarding any pending, completed or future acquisitions discussed above. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of Rattler. Information concerning these risks and other factors can be found in Rattler’s filings with the Securities and Exchange Commission ("SEC"), including its Final Prospectus, dated May 22, 2019 and filed May 24, 2019, and current report on Form 8-K filed with the SEC on May 29, 2019, which can be obtained free of charge on the SEC’s web site at http://www.sec.gov. Rattler undertakes no obligation to update or revise any forward-looking statement.

Rattler Midstream LP
Consolidated Balance Sheets
(unaudited, in thousands, except unit amounts)

	June 30,	December 31,
	2019	2018
Assets
Current assets:
Cash	$3,737	$8,564
Accounts receivable—related party	—	18,274
Accounts receivable—third party	1,676	1,849
Fresh water inventory	12,631	9,200
Other current assets	4,718	4,209
Total current assets	22,762	42,096
Property, plant and equipment:
Land	88,509	70,373
Property, plant and equipment	822,307	415,888
Accumulated depreciation, amortization and accretion	(44,352)	(28,317)
Property, plant and equipment, net	866,464	457,944
Right of use assets	1,212	—
Equity method investments	186,902	—
Real estate assets, net	100,460	93,023
Intangible lease assets, net	9,464	10,954
Total assets	$1,187,264	$604,017

Rattler Midstream LP
Consolidated Balance Sheets
(unaudited, in thousands, except unit amounts)

	June 30,	December 31,
	2019	2018
Liabilities and Unitholders’ Equity
Current liabilities:
Accounts payable—related party	$17,015	$—
Accounts payable—third party	246	100
Other accrued liabilities	96,511	51,804
Taxes payable	31	11,514
Short term lease liability	1,126	—
Total current liabilities	114,929	63,418
Long-term debt	1,000	—
Asset retirement obligations	4,746	561
Long-term lease liability	86	—
Deferred income taxes	1,342	12,912
Total liabilities	122,103	76,891
Commitment and contingencies
Unitholders' equity:
Limited partners member's equity—Diamondback	—	527,125
General partner—Diamondback	1,000	—
Common units—public (43,700,000 units issued and outstanding as of June 30, 2019)	725,261	—
Class B units—Diamondback (107,815,152 units issued and outstanding as of June 30, 2019)	1,000	1
Total Rattler Midstream LP unitholders’ equity	727,261	527,126
Non-controlling interest	337,900	—
Total equity	1,065,161	527,126
Total liabilities and unitholders’ equity	$1,187,264	$604,017

Rattler Midstream LP
Consolidated Statements of Operations
(unaudited, in thousands, except per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
		Predecessor		Predecessor
Revenues:
Revenues—related party	$103,066	$46,741	$191,642	$77,801
Revenues—third party	5,078	—	8,565	361
Rental income—related party	1,256	578	1,971	1,011
Rental income—third party	2,038	2,138	4,105	3,966
Other real estate income—related party	81	41	154	72
Other real estate income—third party	255	290	513	452
Total revenues	111,774	49,788	206,950	83,663
Costs and expenses:
Direct operating expenses	26,406	10,992	46,592	16,198
Cost of goods sold (exclusive of depreciation and amortization shown below)	15,849	8,267	28,902	13,518
Real estate operating expenses	695	540	1,221	818
Depreciation, amortization and accretion	10,158	5,975	20,062	11,791
General and administrative expenses	3,068	426	4,437	680
(Gain) loss on sale of property, plant and equipment	(4)	2,568	(4)	2,568
Total costs and expenses	56,172	28,768	101,210	45,573
Income from operations	55,602	21,020	105,740	38,090
Other income (expense):
Interest expense, net	(85)	—	(85)	—
Expense from equity investments	(114)	(1,459)	(64)	—
Total other expense	(199)	(1,459)	(149)	—
Net income before income taxes	55,403	19,561	105,591	38,090
Provision for income taxes	8,724	4,089	19,556	8,222
Net income after taxes	$46,679	$15,472	$86,035	$29,868

Net income before initial public offering	$26,639		$65,995

Net income subsequent to initial public offering	$20,040		$20,040
Net income attributable to non-controlling interest subsequent to initial public offering	15,237		15,237
Net income attributable to Rattler Midstream LP	$4,803		$4,803

Net income attributable to common limited partners per unit - subsequent to initial public offering:
Basic	$0.11		$0.11
Diluted	$0.11		$0.11
Weighted average number of limited partner units outstanding:
Basic	43,197		43,197
Diluted	44,340		44,340

Rattler Midstream LP
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Six Months Ended June 30,
	2019	2018
		Predecessor
Cash flows from operating activities:
Net income	$86,035	$29,868
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	19,556	8,222
Depreciation, amortization and accretion	20,062	11,791
(Gain) loss on sale of property, plant and equipment	(4)	2,568
Unit-based compensation expense	831	—
Expense from equity method investment	64	—
Changes in operating assets and liabilities:
Accounts receivable—related party	(15,439)	29,984
Accounts receivable—third party	173	—
Accounts payable, accrued liabilities and taxes payable	44,842	6,370
Other assets, including inventory	(16,723)	338
Net cash provided by operating activities	139,397	89,141
Cash flows from investing activities:
Additions to property, plant and equipment	(102,935)	(84,671)
Contributions to equity method investments	(37,420)	—
Proceeds from the sale of fixed assets	18	—
Net cash used in investing activities	(140,337)	(84,671)
Cash flows from financing activities:
Proceeds from borrowings from credit facility	10,000	—
Payments on credit facility	(9,000)	—
Net proceeds from initial public offering - public	719,627	—
Net proceeds from initial public offering - General Partner	1,000	—
Net proceeds from initial public offering - Diamondback	999	—
Distribution to Diamondback (Note 1)	(726,513)	—
Net cash used in financing activities	(3,887)	—
Net increase (decrease) in cash	(4,827)	4,470
Cash at beginning of period	8,564	8
Cash at end of period	$3,737	$4,478
Supplemental disclosure of non-cash financing activity:
Contributions from Diamondback	$456,055	$178,517
Supplemental disclosure of non-cash investing activity:
Increase in long term assets and inventory	$456,055	$178,517
Change in accrued liabilities related to property, plant and equipment	$(30,633)	$(7,039)

Rattler Midstream LP
Pipeline Infrastructure Assets
(unaudited, in miles)

(miles)	Delaware Basin	Midland Basin	Permian Total
Crude oil	99	43	142
Natural gas	143	—	143
SWD	239	195	434
Fresh water	26	69	95
Total	507	307	814

Rattler Midstream LP
Capacity/Capability
(unaudited)

(capacity/capability)	Delaware Basin	Midland Basin	Permian Total	Utilization
Crude oil (Bbl/d)	180,000	56,000	236,000	33%
Natural gas compression (Mcf/d)	80,000	—	80,000	85%
Natural gas pipeline (Mcf/d)	150,000	—	150,000	46%
SWD (Bbl/d)	1,367,000	1,462,000	2,829,000	27%
Fresh water (Bbl/d)	120,000	455,000	575,000	78%

Rattler Midstream LP
Throughput and Crude Oil Volumes
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
(throughput)	2019	2018	2019	2018
Crude oil gathering volumes (Bbl/d)	78,066	42,945	76,326	36,715
Natural gas gathering volumes (MMBtu/d)	84,426	33,189	72,546	31,827
Saltwater services volumes (Bbl/d)	770,091	216,193	740,807	228,744
Fresh water services volumes (Bbl/d)	447,823	220,021	400,476	263,062

NON-GAAP FINANCIAL MEASURES
Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We believe Adjusted EBITDA is useful because it allows us to more effectively evaluate our operating performance and compare the results of our operations period to period without regard to our financing methods or capital structure.

We define Adjusted EBITDA as net income before income taxes, interest expense, net of amount capitalized, interest expense related to equity investments, non-cash unit-based compensation expense, depreciation, amortization and accretion.  Depreciation, amortization and accretion includes depreciation, amortization and accretion on assets and liabilities of the Operating Company, in addition to depreciation, amortization and accretion on our equity investments. Interest expense related to equity investments represents our proportional income (loss) from equity investments plus interest on the amount. The GAAP measure most directly comparable to Adjusted EBITDA is net income. Adjusted EBITDA should not be considered an alternative to net income or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA excludes some, but not all, items that affect net income, and these measures may vary from those of other companies. As a result, Adjusted EBITDA as presented below may not be comparable to similarly titled measures of other companies.

The following table presents a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP financial measures, on a historical basis and pro forma basis, as applicable, for each of the periods indicated:

Rattler Midstream LP
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Reconciliation of net income to Adjusted EBITDA:
Net income	$46,679	$15,472	$86,035	$29,868
Depreciation, amortization and accretion	10,158	5,975	20,062	11,791
Interest expense, net of amount capitalized	85	—	85	—
Interest expense related to equity investments	149	—	149	—
Non-cash unit-based compensation expense	831	—	831	—
Provision for income taxes	8,724	4,089	19,556	8,222
Adjusted EBITDA	66,626	$25,536	126,718	$49,881
Less: Adjusted EBITDA prior to the Offering	(40,651)		(100,743)
Adjusted EBITDA subsequent to the Offering	25,975		25,975
Less: Adjusted EBITDA attributable to non-controlling interest	(18,483)		(18,483)
Adjusted EBITDA attributable to Rattler Midstream LP	$7,492		$7,492
Investor Contact:
Adam Lawlis
+1 432.221.7467
IR@rattlermidstream.com

Source: Rattler Midstream LP; Diamondback Energy, Inc.